OrionEthanol

Corporate Overview

October 24, 2006

Company Highlights

- Strong industry fundamentals and compelling projected economics
- Strategic plant locations provide structural competitive advantage
  - proximity to rapidly growing markets (ethanol and byproducts)
  - transportation and logistical infrastructure
  - access to multiple sources of cost competitive feedstocks
- Technology and energy driven operations
- Large inventory of projects provide significant growth platform – both expansion and greenfield
- Key strategic and financial relationships with industry leading partners
- Product risk management/hedging strategy
- Experienced and driven management and board

Business Strategy – Location, Industry Partners and Technology

(Millions of gallons)

PADD I	2006 Demand	E10 Potential	% Growth
Alaska	3	30	1,007%
Arizona	13	280	1,986%
California	1,050	1,611	53%
Hawaii	35	46	31%
Nevada	43	112	158%
Oregon	27	158	491%
Washington	68	275	304%
Total	1,239	2,511	103%

PADD IV	2006 Demand	E10 Potential	% Growth
Colorado	85	218	155%
Idaho	3	64	2,038%
Montana	1	51	3,954%
Utah	3	106	3,178%
Wyoming	0	34	NM
Total	93	473	410%

PADD II	2006 Demand	E10 Potential	% Growth
Illinois	396	537	36%
Indiana	135	331	145%
Iowa	107	169	57%
Kansas	42	130	211%
Kentucky	59	227	284%
Michigan	156	510	227%
Minnesota	278	278	0%
Missouri	91	317	250%
Nebraska	38	89	134%
North Dakota	11	37	221%
Ohio	189	535	183%
Oklahoma	0	195	NM
South Dakota	25	45	81%
Tennessee	0	313	NM
Wisconsin	111	262	136%
Total	1,637	3,973	143%



Orion Ethanol
Pratt, Enid, Shattuck
Colby, Hugoton, Wellington
Other Existing Plants (108)
Other Plants Under Construction (61)

PADD Region	2006 Demand	E10 Potential	% Growth
PADD I	1,239	2,511	103%
PADD II	1,637	3,973	143%
PADD III	405	2,089	415%
PADD IV	93	473	410%
PADD V	1,958	5,189	165%
Total	5,332	14,236	167%

PADD III	2006 Demand	E10 Potential	% Growth
Alabama	15	266	1,626%
Arkansas	0	148	NM
Louisiana	48	226	371%
Mississippi	0	168	NM
New Mexico	6	100	1,502%
Texas	336	1,181	252%
Total	405	2,089	415%

PADD V	2006 Demand	E10 Potential	% Growth
Connecticut	187	187	0%
Delaware	30	43	43%
Dist of Col.	11	15	43%
Florida	0	864	NM
Georgia	0	517	NM
Maine	0	73	NM
Maryland	196	273	39%
Massachusetts	219	292	33%
New Hampshire	24	73	206%
New Jersey	323	445	38%
New York	396	589	49%
North Carolina	88	452	411%
Pennsylvania	292	534	83%
Rhode Island	29	39	33%
South Carolina	2	264	NM
Vermont	0	36	NM
Virginia	161	406	153%
West Virginia	0	87	NM
Total	1,958	5,189	165%

Source: Hart Energy Consulting

Market Overview

Ethanol Economics


Corn Delivered to Plant
Grinder
Cookers
CO_2 Scrubber
Fermenter
Distillation Columns
Molecular Sieve
Ethanol Storage
Distillers Grain to Market
Rotary Drum Dryer
Evaporation System
Ethanol Transported to Market
CO_2 to Market

Example Plant Economics

	Input / Output Pricing	$ / Gallon
Ethanol sales	$2.20/gallon	$2.20
DGS sales	$52.00/ton	$0.33
CO_2	$8.00/ton	$0.01
Total revenue	=	**$2.54**
Corn (CBOT)	$2.40/bushel	$0.86
Corn transportation	$0.18/bushel	$0.06
Operating costs	$28 mm	$0.51
Ethanol transportation	$0.08/gallon	$0.08
Total costs	=	**$1.51**
EBITDA	=	**$1.02**
% of total revenue		***40%***

Source: Renewable Fuels Association, Orion Ethanol

Supply / Demand Fundamentals



18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
BGY
E10 - 2015
3.9 4.0
5.1 5.3
8.2 8.0
10.0 10.2
10.4 12.0
11.1 14.2
2005
2006
2008
2010
2012
2015
Supply
Demand
RFS

Demand Drivers

- Renewable Fuels Standard mandates 7.5 billion gallons per year by 2012
- MTBE phase out of approximately 4 billion gallons
  - 1.7 billion gallons remaining
- Shift to 10% ethanol blend (E10) – 16.5 billion gallons by 2015
- E85 potential – 5 million cars on road today can run on E85
- Legislative support and tax subsidies
- Renewable fuels / domestic energy supply support

Supply Drivers

- 61 ethanol refineries and 6 expansions announced or under construction
  - combined annual capacity of approximately 4.8 billion gallons
- EPC contractors are capacity constrained
- Ethanol infrastructure buildout
- Substantial governmental focus
  - environmentally attractive
  - security of supply and environmental issues
  - import tariffs

Source: Hart Energy Consulting, Informa Economics

Historical Prices

NYMEX Gasoline & Ethanol



$4.00
$3.00
$2.00
$1.00
$0.00
$/gallon
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Unleaded Gasoline
Ethanol

- Ethanol tends to be priced on gasoline prices + most/all of the Volumetric Ethanol Excise Tax Credit (VEETC) of $0.51/gallon

CBOT Corn



$5.00
$4.00
$3.00
$2.00
$1.00
$/bushel
Oct-76
Oct-81
Oct-86
Oct-91
Oct-96
Oct-01
Oct-06

- Corn prices have traded between $2.00 - $3.00 historically
- Sorghum, which can be interchanged with corn in Orion's ethanol plants, prices at approximately 90% of corn
- Supply has steadily increased through time due to higher corn yields – 86 bushels/acre in 1975 versus 148 today

Note: NYMEX and CBOT prices are historical near-month futures; ethanol prices are US average racks
Source: Bloomberg, TradeStation

US Corn Market Demand Fundamentals



Consumption (Millions of bushels)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
9,815
9,491
10,232
10,662
11,175
11,815
11,430
11,640
11,855
12,015
12,165
12,280
2001
2002
2003
2004
2005
2006E
2007E
2008E
2009E
2010E
2011E
2012E
Feed, Residual, and Seed Use
Human Food and Alcohol Use
Export Use
Fuel Ethanol Use
Surplus

- Corn usage in ethanol estimated to increase to 20% of corn demand by 2012
- Projected annual US corn surplus is expected to remain approximately 1 billion bushels even as ethanol usage increases
- The National Corn Growers Associations forecasts that the US corn supply will support 10% gasoline blend
- 10 million additional acres expected to grow corn (equal to approximately 1.5 billion bushels, mostly in Kansas and Oklahoma) by 2012[(1)]
- Corn yields have more than tripled over past 50 years and are expected to increase by almost 30% by 2012[(1)]

(1) Per Monsanto and Kansas State University.
Source: USDA, Monsanto and Kansas State University

Local Co-product Markets

- Orion has the ability to sell higher margin wet DGS to its markets
- Wet DGS is the preferred feed for cattle
- Orion's local markets can absorb all the distiller grain that Orion's facilities can produce – minimal wet DGS currently supply markets
  - 500,000 head of cattle within 50 miles of each plant
- Orion's proprietary DGS process produces higher quality DGS product
  - will command premium in market
- Orion has a developed CO_2 market versus 80% of competition, which vents CO_2

Untapped DGS Market



5,000
4,000
3,000
2,000
1,000
0
Thousands of tons of dry DGS
1,873
1,873
1,966
855
416
695
2,915
1,783
713
419
Orion DGS production per plant
Pratt(1)
Enid
Shattuck
50 miles
75 miles
100 miles

(1) Data not available on feed tonnage within 50 and 75 miles.
Source: Bryan & Bryan International

Compelling Economics

Breakeven Analysis[1]


Current estimates
$2.50
$2.00
$1.50
$1.00
$0.50
Ethanol price ($ / gallon)
$2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $3.50
CBOT corn price ($ / bushel)

Ethanol Project Equity IRR[1, 2]

Ethanol price ($ / gallon) \ CBOT corn price ($ / bushel)	$2.00	$2.40	$2.80	$3.20
$3.00	90%	86%	81%	75%
$2.60	77%	71%	66%	60%
$2.20	61%	55%	49%	42%
$1.80	43%	36%	28%	18%
$1.40	20%	9%	NM	NM

(1) Revenue and cost estimates based on Orion corporate economics. Breakeven analysis based on EBITDA.
(2) IRR analysis assumes $2.18/gallon of capacity construction cost financed at 65/35 a debt/equity; assumes maintenance capex of $0.01/gallon and a 30% tax rate.
Source: Orion Ethanol

Operations Overview


Loop Track
Grain Handling
Production Process
Ethanol & Denaturant Storage

Orion Project Portfolio

	Pratt	Shattuck	Enid	Colby	Hugoton	Wellington
Land	√	√	√	√	√	√
Railroad	√	√	√	√	√	√
Water rights	√	√	√	√	√	√
Permits	√	√	√	Q2 07	Q2 07	Q2 07
EPC contract	√	√	√	Q2 07	Q2 07	Q2 07
Begin construction	√	Q4 06	Q1 07	Q3 07	Q3 07	Q4 07
1st production date	Q3 07	Q1 08	Q2 08	Q4 08	Q4 08	Q1 09
CO2 market	√	√	√	√	√	√
DGS market	√	√	√	√	√	√

Built for Capacity Expansion

Total Project Costs



$250
$200
$150
$100
$50
$0
($ in millions)
350
300
250
200
150
100
50
0
Capacity (mmgy)
$167
($1.51)
$74
($1.34)
$93
($1.69)
$205
($1.86)
$77
($1.40)
$128
($2.33)
$197
($1.79)
$74
($1.34)
$123
($2.24)
330
165
165
Pratt
Enid
Shattuck
Combined Capacity
Capital Cost
Capacity
Expansion Related

Note: Costs include total project costs

Infrastructure Supports 110 mmgy



Railroad
Ethanol Storage
Expansion Units
Fermentation Units
Grain Handling
Expansion Units
Distillation
DDGS Storage

- Infrastructure in place to support expansion

Strong Future Growth Potential



Capacity (mmgy)
700
600
500
400
300
200
100
0
660
Wellington expansion
Colby expansion
Hugoton expansion
495
440
Wellington
Colby
330
Hugoton
Pratt / Enid / Shattuck capacity with expansion
Enid expansion
Shattuck expansion
165
Pratt expansion
Capacity funded and permitted at close
110
Enid – funded at close
55
Shattuck – funded at close
Pratt – fully funded
2007
2008
2009
2010

Orion's Competitive Advantages

- Proximity to end users
  - closest plants to Southwest and major Texas markets
  - target markets include Dallas, California, Houston, Tulsa, Denver, Oklahoma City, Phoenix and Las Vegas
- Strategically located near grain suppliers
  - low transportation costs
  - favorable access to railroad system
- Co-product sales to local markets
  - sizeable local cattle population allows sale of wet vs. dry distiller grains
  - cost efficiencies from selling locally
  - developed market for CO_2
- Plants built to allow expansion
- Technology innovation
- Strategic relationships with industry leaders
  - Lurgi, Cargill, W.B. Johnston Grain and Noble Americas Corp.

Mid-continent Location Provides Lowest Cost Access to High Growth Markets

Texas Ethanol Demand


BGY
1.5
1.2
0.9
0.6
0.3
0
0.3
0.6
1.2
2006
MTBE Replacement
E10

Texas Ethanol Supply

Existing and Announced Plants (BGY)

	500 mi	% Orion
Houston	0.1	100%
Dallas	0.6	26%
San Antonio	0.3	52%


Denver
Shattuck
Pratt
Enid
1000 mi
700 mi
400 mi
Dallas
San Antonio
Houston
Orion Ethanol Locations
Other Existing Plants
Other Plants Under Construction

Key Regional Markets

State	2006 Demand	E10 Potential	% Growth
Texas	336	1,181	252%
Colorado	85	218	155%
Oklahoma	0	195	NM
Arizona	13	280	1,986%
New Mexico	6	100	1,502%
Total	441	1,973	348%

Source: Hart Energy Consulting, Orion Ethanol, Renewable Fuels Association

…and Ability to Economically Supply Large, Established Markets

California Ethanol Demand



BGY
2.0
1.5
1.0
0.5
0.0
1.1
1.2
1.6
2006
E7.7
E10

Orion's California Advantage

($/gallon capacity)	Orion	West Coast Producer[1]
Ethanol	$2.00	$2.00
DGS	0.32	0.42
CO2	0.01	0.00
Total Revenue	$2.33	$2.42
Corn[2]	$0.89	$1.18
Ethanol transport	0.11	0.11
Natural gas	0.19	0.15
Electricity	0.04	0.04
Selling and corn handling	0.05	0.01
Other[3]	0.17	0.18
Total Cost of Goods Sold	$1.45	$1.67
Gross Margin	**$0.88**	**$0.75**



Salt Lake City
Denver
Pratt
San Francisco
Shattuck
Enid
Las Vegas
Albuquerque
Los Angeles
Phoenix
Dallas
Houston
San Antonio
Orion Ethanol Locations
Other Existing Plants
Other Plants Under Construction

(1) Per Orion Ethanol
(2) Assumes $2.40 CBOT. Pratt +$0.10 / West Coast producer +$0.90
(3) Includes denaturant, direct labor, enzymes, chemicals & other costs
Source: Hart Energy Consulting, Orion Ethanol, Renewable Fuels Association

Technology Driven Operations

	Lurgi	Enhanced Proprietary DGS process	Other Technology / Processes	Future Use of Corn Fractionation
Differentiator	▪ Dedicated engineering ▪ Global EPC contract ▪ Full recourse to 100% of project cost	▪ Process improvement which allows for creation of consistent, high quality DGS ▪ Enhanced proprietary process not used in other dry plants	▪ Use of specialized enzymes in fermentation process	▪ Project to allow for extraction of oils as additional byproduct ▪ Under development with Cargill and Monsanto
Operational Impact	▪ Expected excess capacity beyond nameplate of 10% - 20% ▪ Lower maintenance costs ▪ Minimal post completion debottlenecking requirements	▪ Improved DGS pricing – 110+% corn vs. 95% corn ▪ Improved ethanol yield – incremental 1.6 mgy / yr	▪ Reduces need for chemical additives	▪ Reduces throughput required per gallon of ethanol produced, saving energy costs ▪ Additional co-product revenue (germ, oils)
Financial Impact	▪ 20% production above nameplate capacity adds $12 million in EBITDA per plant[1]	▪ 7 cents per gallon impact	▪ 1 cent per gallon impact	▪ Potential 7 cents per gallon impact

- Future technology advances include cellulosic (Lurgi is a cellulosic technology leader) and cogeneration

(1) For a 55mmgy plant at $2.20/gallon ethanol price.

Corporate Partners

OrionEthanol

EPC contractor

Lurgi

Grain marketers

Johnston Enterprises

Cargill

Feedstock suppliers

Cargill

Johnston Enterprises

Ethanol marketers

Noble Group — managing the global supply chain

Cargill

Technology partners

Cargill

Monsanto

Lurgi

K-State

Orion Competitive Advantage

		Orion per gallon advantage / (disadvantage) relative to:	
		Corn Belt plants	Regional plants
Transportation	Unit train and railroad access	$0.03	$0.03
	Proximity to Texas market	0.03	-
		$0.06	$0.03
Location	Proximity to dry grain end users	$0.03	-
	Proximity to CO_2 high value end users	0.02	-
		$0.05	-
Technology	DGS process energy savings	$0.03	$0.03
	DGS process dry grain premium saving	0.04	0.04
	Enzyme savings	0.01	0.01
		$0.08	$0.08
	Gross Orion Advantage – today	**$0.19**	**$0.11**
Less grain cost disadvantage:		(0.07)	-
	Net Orion advantage – today	**$0.12**	**$0.11**
Potential Future Upgrades	Corn fractionation	$0.07	$0.07
	Net Orion advantage – future	**$0.19**	**$0.18**

Source: Orion Ethanol

Management and Board Members

Porter Loomis
Director
- CEO of The People's Bank since 1999
- Investment banking experience

Wallace A. Stanberry
Director
- Owner of Stanberry Oil, President of Transpetco
- Over 20 years of experience in $C0_2$ business

Dr. Patrick Barker
Executive Chairman of the Board
- 40 years agricultural entrepreneur
- Involved in ethanol industry since 2003
- Responsible for community relations and obtaining sites

Butch Meibergen II
Director
- President of Johnston Grain and Johnston Enterprises since 1991
- Worked in grain trading/marketing industry since 1978

Gary C. Evans
President, CEO, Director
- 16 years as public company CEO (Magnum Hunter Resources, NYSE: MHR)
- Energy industry merchant banking experience

Joshua N. Barker
EVP – Marketing
- Involved in ethanol industry since 2004
- Financial advisory experience
- Lawyer by training

Timothy C. Barker
EVP – Development
- Involved in ethanol industry since 2004
- Regional entrepreneur
- Lawyer by training

H. Richard Jarboe
EVP, COO
- Involved in ethanol industry since 2002
- 10 years of management experience in Sauer-Danfoss

Lane Hamm
EVP, CFO
- Former CFO of Blockbuster Canada
- Responsible for IT, HR, payroll, and strategic planning

Frank H. Moore
VP – Plant Operations
- 28 years ethanol operations
- Manufacturing Manager for ethanol producer
- Coordinated 6 ethanol plant start-ups

Jerry Nash
EVP - Distribution, Director
- Involved in ethanol industry since 2003
- 20 years experiences owning and operating energy businesses

Financial Overview

Cost Structure Analysis

	Inputs			$ / gallon[1]		
Revenue:						
Ethanol ($/gallon)	$1.80	-	$2.20	$1.80	-	$2.20
Distiller grains ($/ton)	47.99	-	56.08	0.30	-	0.35
CO_2 ($/ton)	7.00	-	9.00	0.01	-	0.01
Total revenue				**$2.11**	-	**$2.56**
Costs:						
Corn ($/bushel)[2]	$2.38	-	$2.78	$0.85	-	$0.99
Ethanol transport ($/gallon)[3]	0.07	-	0.09	0.07	-	0.09
Natural gas ($/mmbtu)	6.00	-	8.00	0.16	-	0.21
Electricity (kWh)	0.05	-	0.05	0.04	-	0.04
Selling and corn handling ($ mm)	7.0	-	7.0	0.04	-	0.04
Denaturant ($/gallon)[4]	1.50	-	2.00	0.07	-	0.10
Other ($ mm)	14.1	-	14.1	0.08	-	0.08
G&A ($ mm)	10.5	-	10.5	0.06	-	0.06
Total costs				**$1.38**	-	**$1.62**
Maintenance capex ($ mm)	$0.5	-	$0.5	$0.01	-	$0.01

(1) At full capacity of 165 mmgy.
(2) Includes weighted average differentials and assumes CBOT price of $2.20 - $2.60.
(3) Costs for Shattuck and Enid are $0.06 to $0.08; costs for Pratt are $0.10 to $0.12 per gallon.
(4) Based on 5% denaturant use per gallon of ethanol production.
Note: Costs assume 100% of Pratt facility.
Source: Orion Ethanol

EBITDA Sensitivity Analysis

	$1.80 ethanol price		$2.00 ethanol price		$2.20 ethanol price	
	$ in millions	$ / gallon	$ in millions	$ / gallon	$ in millions	$ / gallon
Revenue						
Ethanol	$297.0	$1.80	$330.0	$2.00	$363.0	$2.20
Distiller grain	54.1	0.33	54.1	0.33	54.1	0.33
CO_2	1.2	0.01	1.2	0.01	1.2	0.01
Total revenue	**$352.3**	**$2.14**	**$385.3**	**$2.34**	**$418.3**	**$2.54**
Cost of goods sold[(1)]	$239.2	$1.45	$239.6	$1.45	$240.0	$1.45
G&A	10.4	0.06	10.4	0.06	10.4	0.06
EBITDA	**$102.7**	**$0.62**	**$135.3**	**$0.82**	**$167.9**	**$1.02**
% margin	*29%*		*35%*		*40%*	
Net EBITDA – 100% of nameplate[(2)]	**$90.5**		**$119.0**		**$147.4**	
EBITDA Sensitivity[(2)]						
110% of nameplate	**$100.3**		**$131.6**		**$162.9**	
120% of nameplate	**$110.4**		**$144.6**		**$178.8**	

(1) Slight change in COGS due to change in marketing costs.
(2) Reduced to account for Company's 62% ownership of Pratt.
Note: Assumes capacity of 165.0 mmgy; costs at midpoint of range
Source: Orion Ethanol